FOR IMMEDIATE RELEASE

Contact: Jack L. Brozman, President & Chief Executive Officer
Paul Gardner, Chief Financial Officer
Concorde Career Colleges, Inc.
5800 Foxridge Drive, Suite 500
Mission, Kansas 66202
(913) 831-9977

Concorde Reports 2005 Annual Results

Mission, Kansas, March 10th, 2006...Concorde Career Colleges, Inc. (NASDAQ: CCDC), a provider of career training in allied health programs, today announced results for the year ended December 31, 2005. Revenue increased 7.4% to $87.6 million in 2005 compared to $81.5 million in 2004. Net income decreased 5.0% to $3,726,000 or $.61 per diluted share compared to $3,922,000 or $.62 in 2004. Operating expenses increased in several categories and lowered the Company’s annual net income compared to 2004. Ten new programs were added during 2005.

“Our enrollment improved in the fourth quarter resulting in higher student population and increased net income as compared to the fourth quarter of 2004. The enrollment improvement began in the second quarter of 2005 when enrollments increased 14.7% over the second quarter of 2004. Enrollments increased 4.3% in the third quarter and 4.8% in the fourth quarter. This trend has resulted in a higher ending student population at December 31 and establishes a solid student base for 2006.” said Jack L. Brozman, Chairman and Chief Executive Officer.

Operating Results
Concorde's results for the year ended December 31, 2005 included the following:
●              Revenue grew 7.4% to $87.6 million in 2005 compared to $81.5 million in 2004.
●              Diluted earnings per share was $.61 in 2005 compared to $.62 in 2004.
●  Student enrollments increased 3.7% to 9,667 in 2005 compared to 9,323 in 2004.
●	Student population increased 11.5% to 5,741 at December 31, 2005 compared to 5,148 at December 31, 2004.
●  Average student population increased 0.7% to 6,034 compared to 5,991 in 2004.
●  Net income decreased $196,000 to $3,726,000 in 2005 compared to $3,922,000 in 2004.

Certain statements in this press release may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the 'safe-harbor' provisions of that act. Forward-looking statements regarding economic conditions, efforts of employees, year to year improvements, and effects of corporate initiatives, future profitability, projections, future revenue opportunities, and their impact on 2006 are forward looking statements and not historical facts. These statements are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand, acceptance of services offered by the Company, the Company's ability to maintain current expense and revenue levels, actions by competitors, impairment of federal funding, legislative action, student default rates, changes in federal or state authorization or accreditation changes, changes in market needs and technology, political or regulatory matters, litigation, general economic conditions, changes in management strategy and the Company's ability to leverage its curriculum and management infrastructure to build its student base. Actual results or events could differ materially from those discussed in the forward-looking statements. See the Company's reports on Forms 14A, 10-K and 10-Q filed with the Securities and Exchange Commission for further information. The Company disclaims any obligation to publicly update, revise or correct any forward looking statements, whether as a result of new information, future events or otherwise. To find out more about Concorde Career Colleges, Inc. (NASDAQ: CCDC), visit our website at www.concordecareercolleges.com.

Year Ended December 31, 2005 and 2004
                        2005                                      2004

Revenue                                                                                                                                  $87,552,000                           $81,507,000
Instruction costs and services                                                                                              27,313,000     26,226,000
Selling and promotional                                                                                                          14,233,000                             11,435,000
General and administrative                                                                                                     36,097,000     34,044,000
Provision for uncollectible accounts                                                                                      4,575,000                               3,523,000

Total operating expense                                                                                                          82,218,000                             75,228,000

Operating income                                                                                                                        5,334,000                               6,279,000
Interest income                                                                                                                               658,000                                  207,000
Provision for income taxes                                                                                                         2,266,000                               2,564,000

Net income                                                                                                                                  $3,726,000                             $3,922,000

Basic income per share                                                                                                                       $0.63                                      $0.66
Basic weighted average shares                                                                                                  5,894,000                               5,980,000
Diluted income per share                                                                                                                    $0.61                                      $0.62
Diluted weighted average shares                                                                                               6,107,000                               6,322,000

Condensed Balance Sheet Information  December 31, 2005 December 31, 2004

Cash and short term investments                                                                                            $14,523,000                           $19,246,000
Accounts receivable, net                                                                                                              4,181,000                               3,144,000
Other current assets                                                                                                                       3,985,000                               4,992,000

Total current assets                                                                                                                      22,689,000                             27,382,000
Fixed assets, net                                                                                                                              8,836,000                               9,896,000
Other long term assets                                                                                                                    3,309,000                              2,555,000
Total assets                                                                                                                                    34,834,000                             39,833,000

Prepaid tuition                                                                                                                                  5,677,000                               5,506,000
Other current liabilities                                                                                                                    7,241,000                               7,248,000

Total current liabilities                                                                                                                   12,918,000                             12,754,000
Other long term liabilities                                                                                                                2,372,000                                2,915,000
Stockholders' Equity                                                                                                                      19,544,000                              24,164,000
Total liabilities and Stockholders' Equity                                                                                  $34,834,000                            $39,833,000

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